UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 30, 2025
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 2.02.     Results of Operations and Financial Condition.

On May 1, 2025, Arrow Financial Corporation (the "Company") issued a press release containing unaudited financial information and accompanying discussion for the quarter ended March 31, 2025.  A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

On May 1, 2025, the Company made available certain presentation material (the "First Quarter 2025 Investor Presentation"), which includes among other things, a review of financial results and trends through the period ended March 31, 2025. The furnished First Quarter 2025 Investor Presentation should be read in conjunction with our Earnings Release for the quarter ended March 31, 2025.
A copy of the presentation material is included as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01.     Other Events.
On April 30, 2025, the Board of Directors (the “Board”) of the Company declared a quarterly cash dividend of $0.28 per share payable May 23, 2025 to shareholders of record on May 13, 2025.

Additionally on April 30, 2025, the Board authorized management, in its discretion, to repurchase from time to time, in the open market or in privately negotiated transactions, up to an additional $5 million of Arrow common stock.

Item 9.01.    Financial Statements and Exhibits.

Exhibits:

Exhibit No. Description
Exhibit 99.1 Arrow Financial Corporation Earnings Press Release dated May 1, 2025
Exhibit 99.2 Arrow Financial Corporation First Quarter 2025 Investor Presentation dated May 1, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Registrant

Date:	May 1, 2025	/s/ Penko Ivanov
Penko Ivanov
Chief Financial Officer